RMB Mendon Financial Long/Short Fund
Class A Ticker RMBFX
Class C Ticker RMBCX
Class I Ticker RMBIX

Supplement dated March 26, 2020 to the
Statutory Prospectus and Summary Prospectus dated May 1, 2019

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At a special meeting of the Board of Trustees (the “Board”) of RMB Investors Trust (the “Trust”) held on March 25, 2020, RMB Capital Management, LLC (“RMB”) proposed, and the Board approved, the reorganization of the RMB Mendon Financial Long/Short Fund (the “Financial Long/Short Fund”), a series of the Trust, into the RMB Mendon Financial Services Fund (the “Financial Services Fund”), also a series of the Trust (the “Reorganization”) (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered the recommendation of RMB, the Funds’ investment advisor, that the Reorganization has the potential to benefit shareholders of both Funds through increased efficiencies leading to lower Fund operating expenses borne by shareholders.
Pursuant to an Agreement and Plan of Reorganization, the Financial Long/Short Fund will transfer all of its assets and liabilities to the Financial Services Fund and Class A, Class C and Class I shareholders of the Financial Long/Short Fund will receive the same class of shares of the Financial Services Fund that are equal in value to their shares of the Financial Long/Short Fund that they held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).  Upon receipt of the Financial Services Fund shares, the shares of the Financial Long/Short Fund will be null and void. Shareholders of the Financial Long/Short Fund will not pay any sales load, commission, or other similar fee in connection with the Financial Services Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by the Funds to the extent of a Fund’s estimated operating expense reduction during the first year following completion of the Reorganization.
It is currently anticipated that the Reorganization will be completed as of the close of business on or about June 12, 2020.  It is also intended that the Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, which means that generally no gain or loss will be recognized for federal income tax purposes by the Financial Long/Short Fund or its shareholders as a direct result of the Reorganization.  However, prior to completion of the Reorganization, the Financial Long/Short Fund may make net investment income and capital gains distributions to shareholders. Shareholders of the Financial Long/Short Fund should consult their tax advisors regarding the effect of the Reorganization and income and capital gains distributions on their particular tax situation.
Shareholders of the Financial Long/Short Fund will receive an Information Statement/Prospectus that describes the Reorganization in greater detail, as well as important information about the Financial Services Fund. The Board determined that the Reorganization does not require approval by the Funds’ shareholders.
Please retain this Supplement with the Statutory Prospectus and the
Summary Prospectus.